Prospectus of

MUTUAL OF AMERICA INVESTMENT CORPORATION

SMALL CAP VALUE FUND

SMALL CAP GROWTH FUND

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

MUTUAL OF AMERICA INVESTMENT CORPORATION

320 Park Avenue, New York, New York 10022-6839

Mutual of America Investment Corporation (the “Investment Company”) is a mutual fund. It currently has these fifteen funds:

•	Equity Index Fund

•	All America Fund

•	Mid-Cap Equity Index Fund

•	Aggressive Equity Fund

•	Small Cap Growth Fund

•	Small Cap Value Fund

•	Mid Cap Value Fund

•	Composite Fund

•	Bond Fund

•	Mid-Term Bond Fund

•	Short-Term Bond Fund

•	Money Market Fund

•	Aggressive Allocation Fund

•	Moderate Allocation Fund

•	Conservative Allocation Fund

The funds serve as investment vehicles for account balances under variable accumulation annuity contracts and variable life insurance policies issued by Mutual of America Life Insurance Company (the Insurance Company). Separate Accounts of the Insurance Company purchase fund shares.

This Prospectus has information a contractholder or policyowner should know before making allocations or transfers to the Separate Account Funds that invest in shares of the Small Cap Growth Fund and the Small Cap Value Fund (the “Funds”). You should read this Prospectus carefully and keep it for future reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated May 1, 2006

SUMMARY OF HOW THE FUNDS INVEST

Each fund of the Investment Company has its own investment objective and tries to achieve its objective with certain investment strategies. The funds’ different investment strategies will affect the return of the funds and the risks of investing in each fund.

A Fund may not achieve its objective. An investment in either of the Funds could decline in value and you could lose money by investing in either of the Funds. The Funds sell their shares to separate accounts of Mutual of America Life Insurance Company and do not offer them for sale to the general public.

Below is a summary of the Funds’ investment objectives, principal investment strategies, and principal risks for investing in the Funds.

Value and Growth Stocks

Value stocks are stocks considered to be undervalued in the marketplace. Growth stocks are stocks considered to possess above average growth potential. Value stocks generally have above average dividends with prices that are considered low as compared with standard measures, such as earnings and book value. Growth stocks generally have low dividends and higher prices relative to the standard measures. There are times when growth stocks outperform value stocks and when value stocks outperform growth stocks. A risk of choosing either style is that it will not continue to outperform the other style.

Market Capitalizations of Equity Issuers

Market capitalization refers to the aggregate market value of the equity securities (stock) that a company has issued. Companies generally are described as large cap, mid-cap or small cap. At December 31, 2005: the S&P 500® Index included large cap companies with market capitalizations from $0.768 billion up to $370.34 billion; the S&P MidCap 400® Index included mid-cap companies with market capitalizations from $0.424 billion up to $14.58 billion; and the Russell 2000® Index included small cap companies with market capitalizations up to $4.17 billion. “S&P 500®” and “S&P MidCap 400®” are registered trademarks of The McGraw-Hill Companies, Inc., and “Russell 2000®” is a registered trademark of the Frank Russell Company. Generally, companies are considered to be large cap if they have market capitalizations in excess of $10 billion; mid-cap if they have market capitalizations of between $2 billion and $10 billion; and small cap if they have market capitalizations of less than $2 billion.

Small Cap Value Fund

Objective. The Fund seeks capital appreciation.

Strategy. The Fund invests primarily in value stocks.

Under normal circumstances, at least 80% of the Fund’s assets are invested in securities of companies with small capitalizations known as small cap stocks.. See “Market Capitalization of Equity Issuers”.

•	The Fund invests in value stocks issued by companies the Adviser believes to be undervalued in the marketplace in relation to factors such as the company’s assets, earnings or growth potential.

Risks. An investment in the Small Cap Value Fund is subject to market risk and financial risk (as defined below). The Small Cap Value Fund has more market risk and financial risk than certain of the other stock funds of the Investment Company because it generally invests in small capitalization value equity securities that often trade over-the-counter. In addition, value stocks may not be outperforming growth stocks at a given time or times, which will result in lower relative performance during those periods of time. See “Value and Growth Stocks”.

•	The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

Small Cap Growth Fund

Objective. The Fund seeks capital appreciation.

Strategy. The Fund invests primarily in growth stocks.

Under normal circumstances, at least 80% of the Fund’s assets are invested in securities of companies with small capitalizations known as small cap stocks. See “Market Capitalization of Equity Issuers”. Securities issued by companies with small-sized market capitalizations generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

•	The Fund invests in growth stocks issued by companies the Adviser believes to possess above-average growth potential.

Risks. An investment in the Small Cap Growth Fund is subject to market risk and financial risk (as defined below). The Small Cap Growth Fund has more market risk and financial risk than certain of the other stock funds of the Investment Company because it generally invests in small capitalization growth equity securities that often trade over-the-counter. In addition, growth stocks may not be outperforming value stocks at a given time or times, which will result in lower relative performance during those periods of time. See “Value and Growth Stocks” Securities issued by companies with small-sized market capitalizations generally are subject to greater, less predictable price changes than the securities of companies with larger market capitalizations.

•	The investment results for the Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

Risks of Investing in Equity Securities

Market risk refers to how much the value of a security changes (volatility of price) when conditions in the securities markets change or the economic environment changes. Stocks of companies with smaller market capitalizations generally have more market risk and less liquidity than stocks of companies with larger market capitalizations. Securities that trade over-the-counter may be more difficult to sell than securities traded over a national securities exchange, and they can be less liquid as a result. Loss of money is a risk of investing in any of the Funds.

Financial (or credit) risk refers to the earning stability and overall financial soundness of an issuer of an equity security.

Futures Risk refers to the risks that the securities, contracts, commodities or markets that are the subjects of futures contracts may not perform the way that the portfolio managers expected them to perform, which could cause losses or the receipt of lower amounts of income than were anticipated.

Annual Total Returns

The bar charts below show the annual return of each Fund for the period the Fund has been in operation. A Fund’s past performance does not necessarily indicate how it will perform in the future. You also may refer to “Average Annual Total Returns” below.

Below each chart is the Fund’s highest total return for any calendar quarter during the period covered by the chart, called the best quarter return, and the Fund’s lowest total return for any calendar quarter during the period covered, called the worst quarter return. These returns are an indication of the volatility of a Fund’s total returns. The numbers in parentheses are negative, representing a loss of principal.

The total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown.

Small Cap Value Fund:
** GRAPHIC **

Best quarter return: 7.00% during third quarter 2005

Worst quarter return: 0.58% during fourth quarter 2005

The Small Cap Value Fund began operations on July 1, 2005.

Small Cap Growth Fund:
** GRAPHIC **

Best quarter return: 4.78% during third quarter 2005

Worst quarter return: 0.69% during fourth quarter 2005

The Small Cap Growth Fund began operations on July 1, 2005.

Average Annual Total Returns (for periods ended December 31, 2005)

The table below shows the return for the period of each Fund’s operations.

The table indicates the risks of investing in the Funds by comparing, for the same periods, each Fund’s returns to those of a broad-based, unmanaged index. A Fund’s past performance does not necessarily indicate how it will perform in the future.

The average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Fund shares. If these charges were reflected, returns would be less than those shown.

Fund/Comparative Index(es)	Past One Year	Past Five Years	Past Ten Years	For Life of Fund*
Small Cap Growth Fund	N/A	N/A	N/A	5.49%
Russell 2000 Growth® Index(1)	N/A	N/A	N/A	3.82%
Small Cap Value Fund	N/A	N/A	N/A	7.61%
Russell 2000 Value® Index(1)	N/A	N/A	N/A	8.04%

*	The Funds commenced operations on July 1, 2005.

(1)	The Russell 2000® is a market capitalization-weighted index of common stock prices of the smallest 2000 companies in the Russell 3000.

“Russell 2000” is the trademark of its owner.

Annual Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds, based on the Funds’ fees as of May 1, 2006 and the Funds’ actual expenses incurred (before reimbursement) during 2005* (annualized since the Funds operated for only a portion of the year). Please read the footnotes to the table which explain why the fees and expenses commencing May 1, 2006 may be different than the fees and expenses during 2005. Annual operating expenses are shown as a percentage of average net assets. The expenses shown do not include Separate Account expenses for variable annuity and variable universal life contracts; costs would be higher if such expenses were included.

	Small Cap Growth Fund	Small Cap Value Fund
Shareholder Fees	N/A	N/A
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees**	.75%	.75%
Other Expenses	.12	.12
Total Annual Fund Operating Expenses*	.87%	.87%

*	The expense information has been restated to reflect fees effective as of May 1, 2006, as if they had been in effect during the year ended December 31, 2005 (i.e. as if the operating expense reimbursement were not in effect and the reduced investment management fees, both described below, were in effect). The Adviser had contractually agreed beginning as of January 1, 2003 to limit each Fund’s total operating expenses (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment management fees. See “Management of the Funds — The Adviser”. This contractual obligation remained in effect for the year ended December 31, 2005. On December 30, 2005, the Adviser provided written notice to the Investment Company, in accordance with the terms of the agreement, that it elected to terminate the expense reimbursement, effective at midnight on April 30, 2006. As of May 1, 2006, the Investment Company will no longer be reimbursed by the Adviser for any of its expenses.

**	The management fees in the chart above have been rounded to the second decimal place. Effective May 1, 2006, the Adviser’s management fees are reduced to .75% for each Fund.

Example:

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Variable insurance and annuity Separate Account contract charges are not included and if such fees were included your costs would be higher than as shown. The Example assumes for each Fund that:

•	you make an investment of $10,000,

•	you have a 5% annual return on your investment,

•	all dividends and distributions are reinvested, and

•	you redeem all of your shares at the end of the periods shown.

Although your costs may be higher or lower, your cost based on these assumptions would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Growth Fund(1)	$89	$281	$493	$1,121
Small Cap Value Fund(1)	$89	$281	$493	$1,121

(1)	The expenses used in the Example are those shown in the Annual Fees and Expenses table above The expenses shown above are also based on the based on the Adviser’s investment management fees, as reduced, effective May 1, 2006 and do not include reimbursement of expenses by the Adviser. Details about the termination of expense reimbursement and the reduced investment management fees are set forth in the footnotes to the Annual Fees and Expenses table above.

MANAGEMENT OF THE FUNDS

The Advisory contract is renewed for one year periods, as approved by the Board of Directors of the Investment Company. The Advisory contract has been renewed for the year 2006. Information regarding the basis for the approval of the contract renewal by the Board will be included in the semiannual report to shareholders for the period ending June 30, 2006.

The Adviser

Mutual of America Capital Management Corporation, 320 Park Avenue, New York, New York 10022-6839 (the Adviser or Capital Management) is the investment adviser for the Funds of the Investment Company. The Adviser is a registered investment adviser which has managed the assets of Mutual of America Life Insurance Company and the funds of the Investment Company since 1993. The Adviser had total assets under management of approximately $9.0 billion at December 31, 2005, including $2.7 billion for the Investment Company. As Adviser, Capital Management:

•	places orders for the purchase and sale of securities,

•	engages in securities research,

•	makes recommendations to and reports to the Investment Company’s Board of Directors,

•	supplies administrative, accounting and recordkeeping services for the Funds, and

•	provides the office space, facilities, equipment, material and personnel necessary to perform its duties.

For its investment management services, the Adviser receives compensation from each Fund at an annual rate of .75% of the Fund’s net assets, calculated as a daily charge.

The Adviser had contractually agreed beginning as of January 1, 2003 to limit each Fund’s total operating expenses (excluding taxes, brokerage commissions, extraordinary expenses and other fees related to portfolio transactions) to its investment management fees. This contractual obligation remained in effect through April 30, 2006. On December 30, 2005, the Adviser provided written notice to the Investment Company, in accordance with the terms of the agreement, that it elected to terminate the expense reimbursement, effective at midnight on April 30, 2006. As of May 1, 2006, the Investment Company will no longer be reimbursed by the Adviser for any of its expenses.

Portfolio Managers

The person(s) primarily responsible for the day-to-day management of the Funds’ investment portfolios are listed below. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Investment Company.

Small Cap Value Fund

Stephen J. Rich, Executive Vice President of the Adviser, manages the Small Cap Value Fund. Prior to joining the Adviser in February 2004, Mr. Rich was a vice president and senior portfolio manager with J.P. Morgan Fleming Asset Management, Inc. Mr. Rich has approximately 15 years of experience selecting securities for, and managing, equity portfolios. Mr. Rich was a portfolio manager at J.P. Morgan Fleming for the 2 years prior to joining the Adviser, where he was responsible for managing small cap portfolios. For the prior 2 years he was a director at Citigroup Asset Management where he managed small and mid cap equities portfolios.

Small Cap Growth Fund

Marguerite Wagner, Executive Vice President of the Adviser, manages the Small Cap Growth Fund. Ms. Wagner joined the Adviser in 2005 from her position as Managing Director, Citigroup Asset Management. She was employed by Citigroup in various portfolio management roles from 1985 until she joined the Adviser, and she has 21 years of experience selecting securities and managing portfolios.

DETAILS ABOUT HOW THE FUNDS INVEST AND RELATED RISKS

Below is a discussion of the strategies the Funds currently follow to seek to achieve their investment objectives. Since each Fund has an investment strategy of investing at least 80% of its assets in a particular class or type of security, the Investment Company will not change that strategy unless it gives at least 60 days’ notice to shareholders. See also Summary of How Our Funds Invest, above.

Investment Objectives and Strategies

Definition We Use

•	Bottom-up investing means that the Adviser evaluates an issuer of securities before purchasing those securities for the Fund, without taking into account possible changes in the general economy.

Small Cap Value Fund: The investment objective of the Small Cap Value Fund is capital appreciation.

The Fund invests in value stocks. At least 85% of the Small Cap Value Fund’s total assets will be invested in equity securities under normal market conditions and at least 80% of the Fund’s total assets will be invested in small cap value stocks.

•	The Fund invests in value stocks issued by companies with small-sized market capitalizations (see definition on page 1) the Adviser believes to be undervalued in the marketplace in relation to factors such as the company’s assets, earnings or growth potential.

The Adviser uses a “bottom-up” approach in selecting stocks for the Fund (see definition above). The Adviser continually reviews the universe of companies with small market capitalizations to identify securities with value characteristics that meets its requirements. In evaluating an individual security, the Adviser determines the security’s valuation relative to other securities in the same sector or industry.

Some of the stocks the Fund purchases have small market capitalizations and may be traded over-the-counter instead of on an exchange. During different market cycles, value stocks may be out of favor with investors and may have more market risk (price volatility) than other categories of stocks.

Small Cap Growth Fund: The investment objective of the Small Cap Growth Fund is capital appreciation.

The Fund invests in growth stocks. At least 85% of the Small Cap Growth Fund’s total assets will be invested in equity securities under normal market conditions and at least 80% of the Fund’s total assets will be invested in small cap growth stocks.

•	The Fund invests in growth stocks issued by companies with small-sized market capitalizations (see definition on page 2) the Adviser believes to possess above-average growth potential.

The Adviser uses a “bottom-up” approach in selecting stocks for the Fund (see definition above). The Adviser continually reviews the universe of companies with small market capitalizations to identify securities with growth characteristics that meets its requirements. In evaluating an individual security, the Adviser determines the security’s valuation relative to other securities in the same sector or industry.

Some of the stocks the Fund purchases have small market capitalizations and may be traded over-the-counter instead of on an exchange. During different market cycles, growth stocks may be out of favor with investors and may have more market risk (price volatility) than other categories of stocks.

Risks of Investing in the Funds

When you invest in a stock fund like each of the Funds, you should consider that:

•	The Fund is subject to market risk — the value of your investment will go up or down, depending on movements in the stock markets. As a result, you may lose money from your investment, or your investment may increase in value.

•	The investment results for a particular Fund may be better or worse than the results for the stock markets taken as a whole, depending on the type of securities in which the Fund invests.

•	The investment results for a particular Fund may be better or worse than the results of other funds that invest in the same types of securities. In other words, stock selection by a Fund’s investment adviser(s) will impact the Fund’s performance.

•	The prices and investment performance of stocks that are issued by companies with smaller market capitalizations may fluctuate more than the prices and investment performance of stocks that are issued by companies with larger market capitalizations.

•	The Fund may have more difficulty selling a small capitalization stock or any stock that trades “over-the-counter”, as compared to larger capitalization stocks or stocks that trade on a national or regional stock exchange.

•	Value stocks and growth stocks usually have different investment results, and either investment style may become out of favor with stock investors at a given time.

Specific Investments or Strategies, and Related Risks

This section provides additional information about certain of the principal investment strategies used by the Funds and additional investment strategies the Funds may use from time to time.

Options and Futures Contracts

Investment Strategies. Each of the Funds may purchase and sell put and call options contracts, futures contracts and options on futures contracts. Depending on the types of securities in which a Fund invests, the contracts relate to fixed-income securities (including U.S. Government and agency securities), equity securities or indexes of securities. All contracts must relate to U.S. issuers or U.S. stock indexes.

A put option on a security gives the Fund the right to sell the security at a certain price. The purchase of a put option on a security protects the Fund against declines in the value of the security. A Fund may buy a put option contract on a security only if it holds the security in its portfolio.

A call option on a security gives the Fund the right to buy the security at a certain price. The purchase of a call option on a security protects the Fund against increases in the value of the security that it is considering purchasing. A Fund may sell a call option contract on a security only if it holds the security in its portfolio (a covered call).

A Fund may use futures contracts, or options on futures contracts, to protect against general increases or decreases in the levels of securities prices:

•	When a Fund anticipates a general decrease in the market value of portfolio securities, it may sell futures contracts. If the market value falls, the decline in the Fund’s net asset value may be offset, in whole or in part, by corresponding gains on the futures position.

•	When a Fund projects an increase in the cost of fixed-income securities or stocks to be acquired in the future, the Fund may purchase futures contracts on fixed-income securities or stock indexes. If the hedging transaction is successful, the increased cost of securities subsequently acquired may be offset, in whole or in part, by gains on the futures position.

Risks from Options and Futures Contracts. Risks to a Fund in options and futures transactions include:

•	The securities held in a Fund’s portfolios may not exactly duplicate the security or securities underlying the options, futures contracts or options on futures contracts traded by the Fund, and as a result the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index, securities or debt obligation.

•	A Fund purchasing an option may lose the entire amount of the premium plus transaction costs.

•	If a Fund has written a covered call option and the price of the underlying security increases sufficiently, the option may be exercised. The Fund will be required to sell the security at a price below current market value with the loss offset only by the amount of the premium the Fund received from writing the option.

American Depository Receipts (“ADRs”)

ADRs are dollar-denominated receipts that U.S. banks generally issue. An ADR represents the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or are traded over-the-counter in the United States. An ADR has currency risk, because its value is based on the value of the security issued by a foreign issuer.

ADRs are subject to many of the same risks as foreign securities, such as possible:

•	unavailability of financial information,

•	changes in currency or exchange rates, and

•	difficulty by the Adviser in assessing economic or political trends in a foreign country.

Disclosure of Portfolio Securities Information

A description of the Investment Company’s policies and procedures with respect to the disclosure of the Investment Company’s portfolio securities is available in the Statement of Additional Information. See the back cover for information on how to obtain a copy of the Statement of Additional Information.

INFORMATION ABOUT FUND SHARES

Pricing of Fund Shares

The purchase or redemption price of a Fund share is equal to its net asset value (“NAV”) that we next calculate after we receive the purchase or redemption order. Orders received by the Separate Account sponsor on a business day prior to the close of regular trading on The New York Stock Exchange and communicated to the Fund or its Transfer Agent prior to 9:00 a.m. Eastern Time on the following business day will be effected at the NAV determined on the business day when the order was received by the Separate Account. A Fund’s net asset value per share is equal to the sum of the value of the securities it holds plus any cash or other assets (including accrued interest and dividends), minus all liabilities (including accrued expenses) divided by the number of shares outstanding. The Adviser calculates a Fund’s net asset value as of the close of trading on the New York Stock Exchange on each day the New York Stock Exchange is open for trading (a Valuation Day). The Exchange usually closes at 4:00 pm Eastern Time but sometimes closes earlier.

In determining a Fund’s net asset value, the Adviser uses market value. If a money market security has a remaining maturity of 60 days or less, the Adviser will use the amortized cost method of valuation to approximate market value (the Adviser assumes constant proportionate amortization in value until maturity of any discount or premium).

If there are any equity or debt securities or assets for which market quotations are not readily available, the Adviser will use fair value pricing, as determined in good faith by, or under the direction of, the Board of Directors of the Investment Company or its Valuation Committee.

Fair Value Pricing. The Investment Company strictly complies with Rule 22c-1 of the Investment Company Act of 1940 in calculating the net asset value of its shares each business day. A daily pricing routine is followed, which contains controls to ensure that all prices are properly obtained and recorded in conjunction with a computer program. Prices are obtained from Bloomberg for equities and from FT Interactive Data for fixed income securities. In the event that a price is missing from the automatic data transmission, it is obtained from these sources manually. In the unusual event that Bloomberg or FT Interactive cannot supply a price, a secondary pricing source approved in advance by the Investment Company’s Board of Directors is used. In the event that the secondary source cannot supply a price, then fair value pricing is used. All prices are reviewed for reasonableness by the Finance Division Pricing Unit of the Insurance Company, pursuant to an agreement with the Adviser. In the event that the Pricing Unit disagrees with the primary and secondary pricing sources price determinations, or there is a material occurrence which is reasonably likely to have a substantial effect on the prices received from the pricing sources mentioned above or on the net asset value calculated from all prices received by the Investment Company, fair value pricing will be applied to arrive at a correct price or net asset value as the case may be. Fair Value is determined by a Valuation Committee appointed by the Investment Company’s Board of Directors. The effects of using fair value pricing are to conform the prices recorded and utilized by the Investment Company in determining its net asset value to the amounts that the Investment Company reasonably views as accurate. When Fair Value Pricing takes place the prices of the securities in a portfolio that are used in creating its net asset value may differ from published or quoted prices for the same securities.

Purchase of Shares

The Investment Company offers shares in the Funds only to Mutual of America Life Insurance Company (“the Insurance Company”), without sales charge, for allocation to its Separate Accounts. Acceptance by the Insurance Company of an order for allocating account balance to one of the Separate Account Funds constitutes a purchase order for shares of the corresponding Fund of the Investment Company. In order to comply with Federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept funds or issue shares or effect subsequent transactions, including accepting additional Contributions. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Redemption of Shares

The Investment Company redeems all full and fractional shares of the Funds for cash. The redemption price is the net asset value per share we next determine. We do not impose any deferred sales charge on redemptions.

We pay redemption proceeds normally within seven days of receipt of the redemption request, unless the Investment Company suspends or delays payment of redemption proceeds as permitted in accordance with SEC regulations. Acceptance by the Insurance Company of an order for withdrawal of account balance from one of the Separate Account Funds constitutes a redemption order for shares of the corresponding Fund of the Investment Company.

Frequent Purchases and Redemptions of Fund Shares

Risks of frequent trading occurring may be greater for portfolios investing in certain securities, such as funds that invest in securities traded on foreign markets, and securities that are illiquid or do not otherwise have readily available market quotations.

The Investment Company Funds are offered only to the Separate Accounts of the Insurance Company and solely with respect to its variable life insurance and annuity contracts (“contracts”). The purpose of the contracts that invest in the Investment Company Funds is to assist with the accumulation of long term retirement savings. These contracts are not intended to provide contractowners and participants with a means to engage in market timing through frequent transfers of their account balances in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term changes in the securities markets may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Such transfer practices may cause harm to the investment performance of a Fund if transfers involve amounts which are substantial when compared to the Fund’s total net assets under management.

The Insurance Company has the exclusive relationship with the individual contractholders and, as such, aggregates all daily purchase and redemption orders received from all contractholders and participants under the contracts into a net purchase or redemption order for shares of the Funds offered by the Investment Company. Accordingly, the Investment Company does not have access to the records or identities of individual contractholders or participants of the Insurance Company and may not be aware of any individual contractholder or participant who may be engaging in excessive frequent transfers. There can be no assurance that frequent transfers in the Funds will not occur.

In view of the above, the Investment Company Board has adopted and implemented the following policies and procedures with regard to frequent transfers.

The Investment Company monitors the aggregate net daily purchase or redemption activity of each Fund to make a determination, in its opinion, as to whether such aggregate net trading activity could have an adverse impact on a Fund’s investment performance. The Investment Company periodically meets with the Insurance Company to discuss any factors that may be materially impacting investment performance of the Funds, including excessive frequent transfer activity, if any. The Investment Company also periodically requests a description of the procedures and controls in place at the Insurance Company to identify any excessive frequent transfer activity together with a report on whether such activity, if any, might be having an adverse effect on the investment performance of the Funds.

In this regard, the Investment Company seeks to work with the Insurance Company to discourage contractholders and participants from engaging in excessive frequent transfers which could harm the Funds’ investment performance. The Investment Company has not set a restriction on the volume or number of transactions allowed in a given period and it has not established a minimum holding period nor an exchange or redemption fee. There may be legal and technological limitations on the ability of the Insurance Company to impose restrictions or limitations on the transfer practices of its contractholders and participants. Consequently, the

Investment Company’s ability to monitor and discourage frequent transfer practices in a Fund may be limited. If not detected, frequent transfer practices may harm the investment performance of a Fund.

If in the Investment Company’s opinion, excessive frequent transfer activity involving material amounts is causing an adverse effect on a Fund’s investment performance, the Investment Company will request that the Insurance Company take such actions as are appropriate to cause the activity to cease. If the Insurance Company, after consultation in such circumstances, does not take reasonable steps to substantially eliminate such activity by its contractholders, the Investment Company reserves the right to reject any purchase order it receives thereafter that, in the Investment Company’s opinion, may adversely affect a Fund’s investment performance. This policy will be applied on a uniform basis.

The Investment Company has no arrangements with any person or entities to permit frequent transfer activity and no such arrangements are permitted. The Investment Company does not accomodate frequent purchases and redemptions of Fund shares which may adversely affect a Fund’s investment performance.

Dividends, Capital Gains Distributions and Taxes

For each Fund, the Investment Company declares dividends at least annually to pay out substantially all of the Fund’s net investment income (dividends) and net realized short and long term capital gains (capital gains distributions). All dividends and capital gains distributions are reinvested in additional shares of the distributing Fund.

The Investment Company is not subject to Federal income tax on ordinary income and net realized capital gains that it distributes to shareholders, as long as the distributions meet Federal tax law requirements for amount and source of income. Each Fund is treated as a separate corporation for Federal income tax purposes and must satisfy the tax requirements independently.

The Insurance Company, through the Separate Accounts, is the shareholder of the Investment Company’s Funds. Under current Federal tax law, the Separate Accounts do not pay taxes on the net investment income and realized capital gains they receive through ownership of the Investment Company’s shares.

A contractholder or policyowner should refer to the Contract prospectus or brochure for a summary discussion of the tax consequences for increases in account balance and distributions under the Contract.

Breakpoint Discounts

Since the Investment Company does not charge front end or back end sales charges, there are no breakpoint discounts.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for the period of a Fund’s operations. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the particular Fund (assuming reinvestment of all dividends and distributions). This information for the year ended December 31, 2005 has been audited by KPMG LLP, whose report, along with the Investment Company’s financial statements, are included in the annual report, which is available upon request

The total returns shown below do not include charges and expenses imposed at the Separate Account level. Therefore, the returns do not represent the rate that a contractholder or policyowner would have earned or lost on the portion of the account balance allocated to the corresponding Separate Account Fund.

	Small Cap Value Fund Period Ended December 31, 2005(e)		Small Cap Growth Fund Period Ended December 31, 2005(e)
Net Asset Value, Beginning of Period	$1.00		$1.00
Income From Investment Operations:
Net Investment Income	0.01		—
Net Realized and Unrealized Gains on Securities	0.07		0.06
Total From Investment Operations	0.08		0.06
Less Dividend Distributions:
From net investment income	(0.01)		—
From capital gains	—		—
Total Distributions	(0.01)		—
Net Asset Value, End of Period	$1.07		$1.06
Total Return	7.61	%(c)	5.49	%(c)
Net Assets, End of Period ($ millions)	$34		$24
Ratio of Net Investment Income to Average Net Assets	1.19	%(d)	0.00	%(d)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement	0.96	%(d)	0.95	%(d)
Ratio of Expenses to Average Net Assets After Expense Reimbursement	0.84	%(d)	0.83	%(d)
Portfolio Turnover Rate(a)	32.67	%(c)	64.38	%(c)

(a)	Portfolio turnover rate excludes all short-term securities.

(b)	Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (see * on Page ).

(c)	Not annualized.

(d)	Annualized.

(e)	Commenced operations July 1, 2005.

Investment Company
Mutual of America Investment Corporation

Investment Adviser
Mutual of America Capital Management Corporation

Fund Counsel
Kirkpatrick & Lockhart Nicholson Graham LLP

Custodian
JPMorgan Chase Bank

MUTUAL OF AMERICA INVESTMENT CORPORATION

320 Park Avenue, New York, New York 10022-6839

You May Obtain More Information

Registration Statement. We have filed with the Securities and Exchange Commission (the Commission) a Registration Statement about the Investment Company. The Registration Statement includes this prospectus, a Statement of Additional Information (the SAI), and exhibits which are incorporated by reference and are legally a part of this Prospectus. You may examine and copy the Registration Statement at the Commission’s Public Reference Room in Washington, DC. You may call 1-800-SEC-0330 to learn about the operation of the Public Reference Room.

Statement of Additional Information. The SAI contains additional information about the Investment Company and its funds. We incorporate the SAI into this Prospectus by reference.

Semi-annual and Annual Reports. Additional information about the Funds’ investments is available in the Investment Company’s annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

How to Obtain the SAI and Reports. You may obtain a free copy of the SAI or of the Investment Company’s most recent annual and semi-annual financial statements, by:

•	writing to Mutual of America Investment Corporation at 320 Park Avenue, New York, NY 10022-6839, or

•	calling 1-800-468-3785 and asking for Mutual of America Investment Corporation.

You may obtain the SAI and the Investment Company’s annual and semi-annual reports free of charge through the Mutual of America Life Insurance Company website at http://www.mutualofamerica.com.

The Commission has an Internet web site at http://www.sec.gov. You may obtain the Investment Company’s Registration Statement, including the SAI, and its semi-annual and annual reports through the Commission’s Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by electronic request at this e-mail address: publicinfo@sec.gov., or by writing to the Commission’s Public Reference Section, Washington, DC 20549-6009.

Where to Direct Questions. If you have questions about the operations of the Investment Company, you should contact your representative at Mutual of America Life Insurance Company.

Intended Use. This prospectus is intended to be used in connection with variable annuity and variable life insurance products issued by Mutual of America Life Insurance Company, and also in connection with certain variable products issued by its former subsidiary company, The American Life Insurance Company of New York.

Investment Company Act of 1940 Act File Number 811-5084

Prospectus dated May 1, 2006

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839
www.mutualofamerica.com